Exhibit 99.6

Good morning team,

I’m writing to share some exciting news about our company. Earlier today, we announced that Nauticus Robotics will become a publicly listed company through a merger with CleanTech Acquisition Corp. (Nasdaq: CLAQ), a publicly-traded special purpose acquisition company (“SPAC”). This is an important moment for us, as this transaction will provide us with additional capital and resources to accelerate our growth as we enter our next chapter as a publicly listed company. You can read the full announcement via [press release link] and learn more from our investor relations page [link].

Choosing the right merger partner was an important decision into which we have put a lot of time and consideration. The CleanTech Acquisition Corp. team has a long track record of success, and their deep domain experience and focus on finding the next generation clean technology makes them a perfect partner to support our growth. We’re confident that our management team has taken the necessary next step to position our company for the future, ultimately benefiting our employees, customers, partners, and future shareholders.

It is essential for all of us to understand that today’s announcement is a significant milestone where we can publicly announce our intention to merge with CleanTech Acquisition Corp.; however, this is not the conclusion of the transaction. We will keep you updated on relevant information as we near the closing of the transaction, which is expected to take place in the first half of 2022, subject to regulatory and stockholder approvals and other customary closing conditions.

In the meantime, it remains business as usual at Nauticus Robotics. We all need to continue building our technology with an eye to the future through scale. I ask that you stay focused on your daily responsibilities and bring your very best to our work together.

Most importantly, thank you. None of our success could have been achieved without your commitment to Nauticus Robotics. I know that this same innovative and forward-thinking attitude will drive us toward success as a public company.

As for the next steps, I’m happy to answer your questions today and over the next several weeks. We will host a virtual town hall meeting later today at [time] to share more about this exciting news. I look forward to seeing all of you then, and in the meantime, please feel free to submit any questions you have to [email or person] to be addressed at the town hall. We have also attached a set of FAQs to help answer some of your initial questions.

Lastly, our company must speak with one voice during this transaction process. As we’ve shared before, please do not speak to the media, potential investors, or anyone externally about Nauticus Robotics. If you receive any questions from the press or other external third parties, please do not respond and forward the emails to [press email].

Again, thank you for your hard work and commitment to Nauticus Robotics. I look forward to seeing you and sharing my excitement with you all shortly!

Best,
Nicolaus Radford

Employee FAQ

1.	What was announced?

●	Earlier today, we announced that Nauticus intends to become a publicly listed company through a merger with CleanTech Acquisition Corp. (Nasdaq: CLAQ), a publicly-traded special purpose acquisition company (SPAC).

●	This is an important milestone for us, as this transaction will provide us with additional capital and resources to accelerate our growth as we enter our next chapter as a publicly listed company.

2.	Does this mean we are a public company now?

●	The announcement of the merger with CLAQ does not make us a public company, nor does it guarantee that we will close the merger. We still need to take several steps between now and closing to consummate the transaction and become a public company.

3.	When will the deal close? Will we be a public company?

●	We expect to close the transaction in the first half of 2022, subject to regulatory and stockholder approvals and other customary closing conditions.

●	Until the transaction closes, we are operating as we always have – as an independent company focused on building green robotics for a blue economy, creating a highly sophisticated, ultra sustainable fleet of marine robotics to better protect the environment.

4.	What does this mean for me? Are my responsibilities changing?

●	Your role and responsibilities have not changed; it remains business as usual for our team at Nauticus.

●	We will keep you updated on relevant information as we near the closing of the transaction.

5.	Can I buy shares of CLAQ?

●	For the time being, you may not buy or sell any CLAQ shares. We believe our employees have material non-public information and buying CLAQ shares with this information could violate laws that prohibit insider trading. This applies to persons working as contractors because they, too, have been exposed to material, non-public information. We will follow up with more details in the coming weeks to provide more clarity on this topic.

6.	Why CLAQ? Why are we merging with a SPAC?

●	This was an important decision in which our Board and leadership team put a lot of time and consideration.

●	CLAQ brings a focus and deep domain experience on supporting the next generation of clean and climate-focused technology.

●	SPAC transactions offer a unique opportunity to provide additional growth capital to scale.

7.	What is a SPAC?

●	A special purpose acquisition company– or SPAC for short – is a company with no commercial operations that is formed to raise money through an initial public offering to acquire an existing company.

●	Once the SPAC finds a target company that fits their investment thesis, they can complete a merger and take the target company public.

●	SPACs are an attractive way to take a company public, as the process can typically be accomplished more quickly and with fewer associated costs and requirements than a traditional IPO.

8.	Should I be worried about my job stability?

●	We are operating in the normal course, and the transaction should be great news for our company and employees.

●	We ask that you continue to stay focused on your daily responsibilities, and we will keep you updated on relevant information as we near the closing of the transaction.

9.	Who will be leading Nauticus? Is anyone leaving? Will the SPAC add people?

●	Our Leadership team will remain unchanged, with Nicolaus leading the company as CEO.

10.	What can I tell my family and friends?

●	We’re excited about this huge milestone for the company, and we ask that you communicate respectfully and adhere to internal communication standards.

●	You’re encouraged to share the news with your friends and family.

●	Please remember to only state facts about the news that we have communicated publicly, which is contained in the press release. We must have a unified, strong message to mitigate false information from spreading.

11.	Can I post about it on social media?

●	It is safest not to engage on social media regarding the transaction, but please consider the Regulation Fair Disclosure rules if you choose to do so.

12.	What should I do if a reporter or potential investor asks me about Nauticus or the merger with CLAQ?

●	Our company must speak with one voice. If you receive any questions from the media or other external third parties, please do not respond and forward the emails to [press email].

This document relates to a proposed transaction between CleanTech Acquisition Corp. and Nauticus Robotics, Inc. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CleanTech intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of CleanTech, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CleanTech stockholders. CleanTech also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of CleanTech are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CleanTech through the website maintained by the SEC at www.sec.gov.

CleanTech and Nauticus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CleanTech’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of CleanTech and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

For investor and media inquiries, please contact:

Gateway Group

IR: Cody Slach or Jeff Grampp, CFA

PR: Jordan Schmidt or Natalie Balladarsch

Phone: (949) 574-3860

E-mail : CLAQ@gatewayir.com

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